                                                                   Exhibit 23(a)

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated May 14, 2007, accompanying the consolidated financial statements and schedules of WHX Corporation and Subsidiaries included in the Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference in this Registration Statement. We consent to the incorporation by reference in this Registration Statement of the aforementioned reports.

/s/ Grant Thornton LLP
GRANT THORNTON LLP

New York, New York
June 26, 2007